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                                                                   EXHIBIT 23(B)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated September 30, 1996, on our audits of the financial statements and financial statement schedule of Gelman Sciences Inc. We also consent to the references to our firm under the caption "Experts."


                                          COOPERS & LYBRAND L.L.P.

Detroit, Michigan

December 23, 1996